                                                                     Exhibit 3.1

                        The Commonwealth of Massachusetts

                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, Secretary
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108
                            ARTICLES OF ORGANIZATION
                              (Under G.L. Ch. 156B)
                                  Incorporators

      NAME                                            POST OFFICE ADDRESS

Include given name in full in case of natural persons; in case of a corporation, give state of incorporation.

                              ROMAS P. RUDIS
                              210 Old Westboro Road
                              North Grafton, MA 01536

      The above-named incorporator(s) do hereby associate (themselves) with the intention of forming a corporation under the provisions of General Laws, Chapter 156B and hereby state(s):

      1. The name by which the corporation shall be known is:

                                   NEBULA SYSTEMS CORP.

      2. The purpose for which the corporation is formed is as follows:

      To conduct a business of performing computer engineering and services for the scientific, technical and engineering professions; to develop, devise, design and manufacture all forms of computer systems and equipment, including but not limited to hardware, software, silicon chips and microchips, and to sell and distribute at wholesale, at retail or on commission said products for import or export, and to contract to lease said systems or equipment; to provide technical sales support for corporations, partnerships, associations, individuals and other legal entities; to act as a consultant or professional advisor and to provide management services for corporations, partnerships, associations, individuals and other legal entities.

      To acquire on said computer systems and equipment, patents, copyrights and other interests or forms of protection of interests or rights, including the power to purchase, lease, license or receive grants or gifts of interests from the owners of an existing patent or other rights, and to sell, assign, lease or license such rights or interests thereunder to others.

                               (SEE CONTINUATION SHEET 2A)

Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

      3. The total number of shares and the par value, if any, of each class of stock within the corporation is authorized as follows:

--------------------------------------------------------------------------------
                   WITHOUT PAR
 CLASS OF STOCK       VALUE                      WITH PAR VALUE
--------------------------------------------------------------------------------
                    NUMBER OF       NUMBER OF
                     SHARES          SHARES         PAR VALUE        AMOUNT
--------------------------------------------------------------------------------
   Preferred          none            none                              $
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Common          15,000           none
--------------------------------------------------------------------------------

      4. *If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

                                      none

      5. *The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of stock of any class are as follows:

      Any stockholders, including the heirs, assigns, executors or administrators of a decreased stockholder, desiring to sell or to transfer such stock owned by him or them, shall first offer it to the corporation through the Board of Directors of his desire to sell or transfer by notice in writing, which notice shall contain the price at which he is willing to sell or transfer and the name of one arbitrator. The Directors shall within thirty (30) days thereafter either accept the offer or by notice to him in writing shall name a second arbitrator, and these two shall name a third. It shall then be the duty of the arbitrators to ascertain the value of the stock, and if any arbitrator shall neglect or refuse to appear at any meeting appointed by the arbitrators, a majority may act in the absence of such arbitrator. After the acceptance of the offer, or the report of the arbitrators as to the value of the stock, the Directors shall have thirty (30) days within which to purchase the same at such valuation, but if at the expiration of thirty (30) days the corporation shall not have exercised the

                               (SEE CONTINUATION SHEET 5A)

      6. *Other lawful provisions, if any, for the conduct and regulation of business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or its directors or stockholders, or of any class of stockholders:

      Any corporate meeting may be held within or without the Commonwealth of Massachusetts. The corporation may become a partner in any business enterprise in which the corporation has the power to conduct itself.

*If there are no provisions state "None".

---------------------
Articles of Organization
Continuation Sheet 2A

To purchase, take or lease, or exchange, hire or otherwise acquire, any real and personal property, or any rights or privileges therein, which this corporation may think necessary or convenient for the purposes of securing debts due the corporation, and to sell and dispose of and mortgage the same at will, and to make any and all necessary instruments of conveyances, therefor.

To acquire, by purchase, exchange, or otherwise, all or any part of or any interest in, the properties, assets, business and goodwill of any one or more persons, firms, associations, or corporations heretofore or hereafter engaged in any business for which a corporation may now or hereafter be organized under the laws of this state; to pay for the same in cash, property, or its own or other securities; to hold, operate, reorganize, liquidate, sell, or in any manner dispose of the whole or any part thereof; and in connection therewith, to assume or guarantee performance of any liabilities, obligations, or contracts of such persons, firms, associations, or corporations, and to conduct the whole or any part of any business thus acquired.

To employ, hire, and appoint corporations, firms, and individuals in any and all parts of the world to act as agents for this corporation in such capacity and on such conditions as may be determined from time to time by the Board of Directors.

To act for itself or others in the development, promotion, exploitation, and marketing of new devices and ideas with respect to any merchantable product and for such purpose to engage in any advertising, circularization, and all other lawful means of public education adopted to that end.

To have one or more offices, conduct and carry on its business and operations, and acquire (by purchase, exchange, lease, hire or otherwise), own, hold, develop, operate, lease, sell, assign, transfer, exchange, mortgage, create security interests in, pledge, or otherwise, dispose of, or turn to account, or convey real and personal property of every kind and nature, and rights and privileges, and otherwise to promote its objects within and without this state, in other states, the District of Columbia, the territories, and dependencies of the United States, and in foreign countries, without restriction as to place or amount, but subject to the laws of such state, district, territory, dependency, or country.

To borrow or raise money without limit as to amount; to sell, create security interests in, pledge, and otherwise dispose of and realize upon book accounts and other choses in action; to make, draw, accept, endorse, execute, and issue bonds, debentures,

---------------------
Articles of Organization
Continuation Sheet 2B

notes, or other obligations of any nature or in any manner for money so borrowed or in payment for property purchased or for any other of the objects or purposes of this corporation, and to secure the principal thereof and the interest thereon by mortgage upon, or creation of security interests in, or pledge of, or conveyance or assignment in trust of, the whole or any part of the property, real or personal, of this corporation, wherever situated and whether at the time owned or thereafter acquired; and, in such manner and upon such terms as the Board of Directors may from time to time determine, to sell, exchange, pledge, offer for discount, or otherwise dispose of any and all such bonds, debentures, notes, or other obligations.

To lend money to other persons, partnerships, associations, and corporations, secured by mortgage or other lien on real estate, or pledge or security interest in personal property or without security, but only to the extent permitted a business corporation under the business corporation law of this state.

Insofar as may be permitted by law to enter into, make, perform and carry out contracts of any kind with, and to act as agent or accommodation maker, for any person, firm, association or corporation, whether private, public, quasi public or municipal, or body politic, whether foreign or domestic, and with and for any domestic or foreign state or government or territory or colony thereof. To conduct its business in all branches, so far as permitted by law in the Commonwealth of Massachusetts, and in any other Commonwealth or State in or of the United States; and in any foreign country, and to maintain offices and agencies in any part of the world, either within or without the Commonwealth of Massachusetts, and to purchase, hold, mortgage, convey, property, in any such place or places.

In furtherance and not in limitation of these purposes and powers to do any and all things and exercise any and all powers necessary, convenient or advisable to accomplish one or more of the purposes of the corporation, or which shall at any time appear to be for the benefit of the corporation in connection therewith, which may now or hereafter be lawful for the corporation to do or exercise under and in pursuant of the laws of the Commonwealth of Massachusetts.

---------------------
Articles of Organization
Continuation Sheet 5A

right so to purchase, the owner of the stock shall be at liberty to dispose of the same in any manner he may see fit. No shares of stock shall be sold or transferred on the books of the corporation until these provisions have been complied with, but the Board of Directors may in particular instance waive the requirement. No transfer of stock shall affect the rights of the corporation, except by transfer records on the books of the corporation in person or by attorney and upon surrender of certificate.

      7. By-laws of the corporation have been duly adopted and the initial directors, president, treasurer and clerk, whose names are set out below, have been duly elected.

      8. The effective date of organization of the corporation shall be the date of filing with the Secretary of the Commonwealth or if later date is desired, specify date (not more than 30 days after the date of filing.)

      9. The following information shall not for any purpose be treated as a permanent part of the Articles of Organization of the corporation.

            a. The post office address of the initial principal office of the corporation of Massachusetts is:

                  210 Old Westboro Road, North Grafton MA 01536

            b. The name, residence, and post office address of each of the initial directors and following officers of the corporation are as follows:


                                                                   POST OFFICE
                     NAME                RESIDENCE                 ADDRESS

President:           Romas P. Rudis      210 Old Westboro Road     Same
                                         North Grafton, MA  01536

Treasurer:           Gintaras Subatis    59 Dayton Street          Same
                                         Quincy, MA  02169

Clerk:               Gintaras Subatis    59 Dayton Street          Same
                                         Quincy, MA  02169

Directors:           Romas P. Rudis      210 Old Westboro Road     Same
                                         North Grafton, MA  01536
                     Gintaras Subatis    59 Dayton Street          Same
                                         Quincy, MA  02169

            c. The date initially adopted on which the corporation's fiscal year ends is:

                                     December 31

            d. The date initially fixed in the by-laws for the annual meeting of stockholders of the corporation is:

                                     May 31

            e. The name and business address of the resident agent, if any, of the corporation is:

IN WITNESS WHEREOF and under the penalties of perjury the INCORPORATOR(S) sign(s) these Articles of Organization this 13 day of Nov. 1985.

            /s/ Romas P. Rudis
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The signature of each incorporator which is of a natural person must be an individual who shall show the capacity in which he acts and by signing shall represent under the penalties of perjury that he is duly authorized on its behalf to sign these Articles of Organization.

                                                          FEDERAL IDENTIFICATION
                                                               NO. 04-2891898

                        The Commonwealth of Massachusetts

                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, Secretary
                ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

                              ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

      This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                     ---------------

We,   ROMAS P. RUDIS                                        , President and
      MARIUS ZIAUGRA                                        , Clerk of

                              NEBULA SYSTEMS CORP.
                              (Name of Corporation)

located at             33 Lyman Street, Westboro, MA  01581

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on August 15, 1988, by vote of 8 to 0

    10, 960 shares of common with no par value out of 10,960 shares outstanding, ____________ shares of _____________ out of ____________ shares outstanding, and
                      (Class of Stock)
____________ shares of _____________ out of ____________ shares outstanding.
                      (Class of Stock)

      being at least a majority of each class outstanding and entitled to vote thereon:(1)

CROSS OUT
INAPPLICABLE
CLAUSE

Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

--------
1 For amendments adopted pursuant to Chapter 156B, Section 70.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:


     -----------------------------------------------------------------
                        NO PAR VALUE      WITH PAR VALUE    PAR VALUE
     KIND OF STOCK    NUMBER OF SHARES   NUMBER OF SHARES
     -----------------------------------------------------------------
         COMMON            15,000              none
     -----------------------------------------------------------------

     -----------------------------------------------------------------

     -----------------------------------------------------------------
        PREFERRED           none
     -----------------------------------------------------------------

     -----------------------------------------------------------------

     -----------------------------------------------------------------

CHANGE the total to:

     -----------------------------------------------------------------
                        NO PAR VALUE      WITH PAR VALUE    PAR VALUE
      KIND OF STOCK   NUMBER OF SHARES    NUMBER OF SHARE
     -----------------------------------------------------------------
         COMMON           200,000              none
     -----------------------------------------------------------------

     -----------------------------------------------------------------

     -----------------------------------------------------------------
        PREFERRED           none
     -----------------------------------------------------------------

     -----------------------------------------------------------------

     -----------------------------------------------------------------

               TO CHANGE THE NAME OF THE CORPORATION TO NEBULA CORPORATION
                                                        ------------------





      The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 15th day of August, in the year 1988

  /s/ Romas P. Rudis                                              President
---------------------------------------------------------------

  /s/ Marius Ziaugra                                              Clerk
---------------------------------------------------------------

                        THE COMMONWEALTH OF MASSACHUSETTS


                              ARTICLES OF AMENDMENT

                    (General Laws, Chapter 156B, Section 72)

                        I hereby approve the within articles of amendment and,
                   the filing fee in the amount of $1,925.00 having been paid, said articles are deemed to have been filed with me this 25th day of August, 1988.


                                    /s/ Michael J. Connolly

                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State


                         TO BE FILLED IN BY CORPORATION
                       PHOTO COPY OF AMENDMENT TO BE SENT

                   TO:
                        NEBULA SYSTEMS CORP.
                        33 Lyman Street
                        Westboro, MA  01581

                   Telephone ___________________

                        The Commonwealth of Massachusetts

                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, Secretary
                ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

                      ARTICLES OF AMENDMENT                   FEDERAL
               General Laws, Chapter 156B, Section 72         IDENTIFICATION
                                                              NO. 021-04-2891898

We    ROMAS RUDIS, PRESIDENT                    , President/Vice President, and
      MARIUS ZIAUGRA, CLERK                     , Clerk/Assistant Clerk of
      NEBULA CORPORATION
--------------------------------------------------------------------------------
                           (EXACT Name of Corporation)

located at:       33 Lyman Street, Westboro, MA 01581
           ---------------------------------------------------------------------
                     (MASSACHUSETTS Address of Corporation)

do hereby certify that these ARTICLES OF AMENDMENT affecting Articles
NUMBERED:        1
         -----------------

--------------------------------------------------------------------------------
       (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended hereby)

of the Articles of Organization were duly adopted at a meeting held on April 22, 1993, by vote of:

  138,848  shares of     Common       out of  138,848 shares outstanding,
---------           ----------------         -------
              type, class & series, (if any)

           shares of                  out of          shares outstanding, and
---------           ----------------         -------
              type, class & series, (if any)

           shares of                  out of          shares outstanding.
---------           ----------------         -------
              type, class & series, (if any)


CROSS OUT  being at least a majority of each type, class or series outstanding
INAPPLI-   and entitled to vote thereon:(1)
CABLE      thereon and of each type, class or series of stock whose rights are
CLAUSE:    adversely affected thereby:(2)

Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

----------
2 For amendments adopted pursuant to Chapter 156B, Section 71.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

      WITHOUT PAR VALUE STOCKS                 WITH PAR VALUE STOCKS

---------------------------------  ---------------------------------------------
TYPE           NUMBER OF SHARES    TYPE          NUMBER OF SHARES   PAR VALUE
---------------------------------  ---------------------------------------------
---------------------------------  ---------------------------------------------
COMMON:......  ................    COMMON:...... ................   ............
 .............  ................    ............. ................   ............
---------------------------------  ---------------------------------------------
---------------------------------  ---------------------------------------------
PREFERRED:...  ................    PREFERRED:... ................   ............
 .............  ................    ............. ................   ............
---------------------------------  ---------------------------------------------

CHANGE the total to:

      WITHOUT PAR VALUE STOCKS                 WITH PAR VALUE STOCKS

---------------------------------  ---------------------------------------------
TYPE           NUMBER OF SHARES    TYPE          NUMBER OF SHARES   PAR VALUE
---------------------------------  ---------------------------------------------
---------------------------------  ---------------------------------------------
COMMON:......  ................    COMMON:...... ................   ............
 .............  ................    ............. ................   ............
---------------------------------  ---------------------------------------------
---------------------------------  ---------------------------------------------
PREFERRED:...  ................    PREFERRED:... ................   ............
 .............  ................    ............. ................   ............
---------------------------------  ---------------------------------------------

[Intrinsix Corp. Letterhead]

September 15, 1993

The Commonwealth of Massachusetts
Office of the Secretary of State
One Ashburton Place
Boston, MA  02108

To whom it may concern:

This is to notify you that Intrinsix Corp. is being voluntarily dissolved as of September 30, 1993. In conjunction with this, we authorize the use of the Company's name to be used by its parent company, Nebula Corporation. Articles of Amendment are being filed by Nebula Corporation to change its name to Intrinsix Corp. effective October 1, 1993.

Very truly yours,


      /s/ James Gobes                           /s/ Marius Ziaugra
------------------------------            --------------------------------
James Gobes                               Marius Ziaugra
President                                 Clerk

                  CHANGE THE NAME OF THE CORPORATION TO INTRINSIX CORP.


The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.
EFFECTIVE DATE:  September 30, 1993


IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 15th day of September, in the year 1993.


      /s/ Romas P. Rudis                             , President/Vice President
-----------------------------------------------------


      /s/ Marius Ziaugra                             , Clerk/Assistant Clerk
-----------------------------------------------------

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT

                     GENERAL LAWS, CHAPTER 156B, SECTION 72

                    ========================================

                        I hereby approve the within articles of
                  amendment and, the filing fee in the amount of $100 having been paid, said articles are deemed to have been filed with me this 24th day of September 1993.

Effective date

September 30th 1993

                           /s/ Michael Joseph Connolly
                             MICHAEL JOSEPH CONNOLLY

                               Secretary of State


            TO BE FILED IN BY CORPORATION

            PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT

                        TO:         Rich Tosti, CPA
                                    161 Worcester Rd.
                                    Framingham, MA  01701

                        Telephone   (508) 878-6768

                        The Commonwealth of Massachusetts

                             William Francis Galvin
                          Secretary of the Commonwealth
                ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

                          ARTICLES OF AMENDMENT                 FEDERAL
                 General Laws, Chapter 156B, Section 72         IDENTIFICATION
                                                                NO.  04-2891898


We,   James A. Gobes                                        , President and
      Brian C. Meeks                                        , Clerk of

                                 INTRINSIX CORP.
                           (EXACT Name of Corporation)

located at              33 Lyman Street, Westboro, MA
                     (MASSACHUSETTS Address of Corporation)

do hereby certify that these ARTICLES OF AMENDMENT affecting Articles NUMBERED:
    3 (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended hereby)

of the Articles of Organization were duly adopted at a meeting held on March 26, 1997, by vote of:

114,159 shares of       NPV Common   out of 115,959 shares outstanding,
-------           ------------------        -------
               type, class & series, (if any)

           shares of                  out of          shares outstanding, and
---------           ----------------         -------
              type, class & series, (if any)

           shares of                  out of          shares outstanding.
---------           ----------------         -------
              type, class & series, (if any)

CROSS OUT  being at least a majority of each type, class or series outstanding
INAPPLI-   and entitled to vote thereon:(1)
CABLE
CLAUSE:

Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

----------
1 For amendments adopted pursuant to Chapter 156B, Section 70.

TO CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

      WITHOUT PAR VALUE STOCKS                 WITH PAR VALUE STOCKS

---------------------------------  ---------------------------------------------
TYPE           NUMBER OF SHARES    TYPE          NUMBER OF SHARES   PAR VALUE
---------------------------------  ---------------------------------------------
---------------------------------  ---------------------------------------------
COMMON:......  200,000             COMMON:...... ................   ............
 .............  ................    ............. ................   ............
---------------------------------  ---------------------------------------------
---------------------------------  ---------------------------------------------
PREFERRED:...  ................    PREFERRED:... ................   ............
 .............  ................    ............. ................   ............
---------------------------------  ---------------------------------------------

CHANGE the total to:

      WITHOUT PAR VALUE STOCKS                 WITH PAR VALUE STOCKS

---------------------------------  ---------------------------------------------
TYPE           NUMBER OF SHARES    TYPE          NUMBER OF SHARES   PAR VALUE
---------------------------------  ---------------------------------------------
---------------------------------  ---------------------------------------------
COMMON:......  2,000,000           COMMON:...... ................   ............
 .............  ................    ............. ................   ............
---------------------------------  ---------------------------------------------
---------------------------------  ---------------------------------------------
PREFERRED:...  ................    PREFERRED:... ................   ............
 .............  ................    ............. ................   ............
---------------------------------  ---------------------------------------------

      The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. LATER EFFECTIVE DATE:_______________________________________________

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 22nd day of April, in the year 1997.

  /s/ James Gobes                                           President
-----------------------------------------------------------

  /s/ Brian Meeks                                           Clerk
-----------------------------------------------------------

                        THE COMMONWEALTH OF MASSACHUSETTS


                              ARTICLES OF AMENDMENT

                     GENERAL LAWS, CHAPTER 156B, SECTION 72

                    ========================================


                        I hereby approve the within articles of
                  amendment and, the filing fee in the amount of $1,800.00 having been paid, said articles are deemed to have been filed with me this 23rd day of April, 1997.

                      /s/ William Francis Galvin

                        William Francis Galvin
                     Secretary of the Commonwealth


              TO BE FILLED IN BY CORPORATION

              PHOTOCOPY OF ARTICLES AMENDMENT TO BE SENT

                TO:          Peter L. Banis, Esq.
                             21 Custom House Street, Suite 920
                             Boston, MA  02110

                Telephone    (617) 204-9600

                                                          FEDERAL IDENTIFICATION
                                                                  NO. 04-2891898

                   The Commonwealth of Massachusetts
                        William Francis Galvin
                     Secretary of the Commonwealth
         One Ashburton Place, Boston, Massachusetts 02108-1512

                         ARTICLES OF AMENDMENT
               (General Laws, Chapter 156B, Section 72)

We,         James A. Gobes....                              , *President

and         Brian C. Meeks....                              , *Clerk

of          Intrinsix Corp.
                (Exact name of corporation)

located at:       33 Lyman Street, Westboro, Massachusetts  01581
                (Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

                                        3
                (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on October 30, 1998, by vote of:

 1,169,149 shares of   Common Stock        of  1,217,832  shares outstanding,
----------           ---------------------    -----------
              (type, class & series, if any)

           shares of                       of            shares outstanding, and
----------           ---------------------    -----------
              (type, class & series, if any)

           shares of                       of             shares outstanding.
----------           ---------------------    -----------
              (type, class & series, if any)


1**being at least a majority of each type, class or series outstanding and entitled to vote thereon:

*Delete the inapplicable words. **Delete the inapplicable clause.

Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be made on a single sheet so long as each article requiring each such addition is clearly indicated.


----------
1 For amendments adopted pursuant to Chapter 156B, Section 70.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

----------------------------------  --------------------------------------------
     WITHOUT PAR VALUE STOCKS                  WITH PAR VALUE STOCKS
----------------------------------  --------------------------------------------
TYPE             NUMBER OF SHARES   TYPE         NUMBER OF SHARES   PAR VALUE
----------------------------------  --------------------------------------------
Common:          2,000,000          Common:
----------------------------------  --------------------------------------------

----------------------------------  --------------------------------------------
Preferred:                          Preferred:
----------------------------------  --------------------------------------------

----------------------------------  --------------------------------------------

Change the total authorized to:

----------------------------------  --------------------------------------------
     WITHOUT PAR VALUE STOCKS                  WITH PAR VALUE STOCKS
----------------------------------  --------------------------------------------
TYPE             NUMBER OF SHARES   TYPE         NUMBER OF SHARES   PAR VALUE
----------------------------------  --------------------------------------------
Common:          12,000,000         Common:
----------------------------------  --------------------------------------------

----------------------------------  --------------------------------------------
Preferred:                          Preferred:
----------------------------------  --------------------------------------------

----------------------------------  --------------------------------------------

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.


Later effective date: __________________________


SIGNED UNDER THE PENALTIES OF PERJURY, this 30th day of October, 1998.


      /s/ James Gobes                                 , *President
------------------------------------------------------
James A. Gobes


      /s/ Brian Meeks                                 , *Clerk
------------------------------------------------------
Brian C. Meeks


*Delete the inapplicable words.

                        THE COMMONWEALTH OF MASSACHUSETTS


                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

                  ===============================================

                        I hereby approve the within Articles of
                  Amendment and, the filing fee in the amount of $10,000.00 having been paid, said articles are deemed to have been filed with me this 2nd day of November, 1998.


                   Effective date: _________________________


                           /s/ William Francis Galvin

                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth




                   TO BE FILLED IN BY CORPORATION
                   Photocopy of document to be sent to:


                   Christopher Umana, Esq.
                   Hale and Dorr LLP
                   60 State Street, Boston, MA  02109

                   Telephone: (617) 526-6000